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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 24, 2007

ARDENT MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	000-50994	88-0471870
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

110 Jardine Drive, Suite 13
Concord, Ontario
Canada L4K 2T7
(Address of principal executive offices and Zip Code)

(905) 761-1096
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 24, 2007, we entered into a consulting agreement with Natasha Lysiak, an Independent Consultant. We have executed an agreement whereas we have agreed to pay Mrs. Lysiak in the sum of $1,000 per month for the next twelve months. Natasha Lysiak is a third party, non-affiliate, retained to assist us in the future operations of our ongoing mineral exploration program.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 26th day of September, 2007.

ARDENT MINES LIMITED

BY:   TARAS CHEBOUNTCHAK
         Taras Chebountchak
         President, Principal Executive Officer, Principal
         Accounting Officer, Principal Financial Officer,
         Secretary/Treasurer, and sole member of the
         Board of Directors.